As Filed with the Securities and Exchange Commission on November 4, 2004


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        _________________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 29, 2004

                                MONSANTO COMPANY
             (Exact Name of Registrant as Specified in its Charter)

     Delaware                     001-16167                   43-1878297
(State of Incorporation)   (Commission File Number)      (IRS Employer
                                                            Identification No.)

                          800 North Lindbergh Boulevard
                            St. Louis, Missouri 63167
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (314) 694-1000

                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)
                        _________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations under any of the following provisions (see General Instruction A.2. below):

[   ]    Written communications pursuant to Rule 425 under the Securities
         Act (17 CFR 230.425)

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange
         Act (17 CFR 240.14a-12)

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d.-2(b))

[   ]    Pre-commencement communications pursuant to Rule 13a-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. Entry into a Material Definitive Agreement.

1. On October 29, 2004, Monsanto Company (the "Company") granted management employees, including executive officers, non-qualified options to purchase shares of common stock pursuant to the Monsanto Company Long-Term Incentive Plan, as amended and restated (the "Plan"). The options vest in three equal annual installments. In the event of termination of service (as defined in the Plan) for any reason before the first anniversary of the grant date, the options are forfeited. In the event of termination for cause (as defined in the Plan), whether vested or not, the options are forfeited.

The options generally expire on the tenth anniversary of the grant date. Special provisions apply in the event of termination of service. Specifically, upon retirement (which means for purposes of the award a termination of service on or after age 50, other than a termination for cause) after the first anniversary of the grant, the options will fully vest and will remain exercisable until the earlier of the fifth anniversary of the date of retirement or the tenth anniversary of the grant date. In the event of termination as a result of death or disability (as defined in the Plan) after the first anniversary of the grant date, the options will become fully vested and will remain exercisable until the earlier of the first anniversary of the date of termination or the tenth anniversary of the grant date.

Upon a voluntary termination of service after the first anniversary of the grant date, then, to the extent the option is vested on the date of termination, it will remain exercisable until the earlier of the 90th day after the date of termination or the tenth anniversary of the grant date. Any portion of the options that are not vested on the date of termination shall be forfeited.

Upon an involuntary termination, other than a termination for cause, after the first anniversary of the grant date, the options will become fully vested and will remain exercisable until the earlier of the first anniversary of the date of termination or the tenth anniversary of the grant date.

The options are not transferable other than upon death by will, the laws of descent and distribution or written designation of a beneficiary.

2. On October 29, 2004, the Company granted executive officers restricted stock units pursuant to the Monsanto Company Long-Term Incentive Plan, as amended and restated. Executive officers may receive up to two times the initial number of units awarded. Any units which become vested will be paid in shares of common stock of the Company. Until shares are issued, the participant will have no rights with respect to the shares or the units, except the right to receive dividend equivalents. Dividend equivalents are cash payments equal to the amount of cash dividends that would have been paid if the participant had been the record owner of the shares on the record date.

In order to vest in any units under the award, the Company must achieve the performance goal established and certified by the People and Compensation Committee of the board of directors (the "Committee") pursuant to the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended, such that Company's net income excluding certain items must exceed zero for the fiscal years during which the award is granted and following the grant of the award. In addition, three Company performance goals related to earnings per share, cash flow and return on capital must be met. For each goal as to which performance is below the threshold-performance level, as determined by the Committee, one-third of the initial number of units shall be forfeited. For each goal as to which performance is above threshold-level but below target-level, a number of units shall become eligible for vesting, equal to (i) one-third of the initial number of units times (ii) the percentage determined by interpolating between 50% and 100%, based on the relationship between actual performance and target-level performance for that goal. For each goal as to which target-level performance is

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achieved,  one-third  of the  initial  number  of units  shall be  eligible  for vesting. For each goal as to which greater than target-level performance is achieved, a number of units shall become eligible for vesting, equal to (i) one-third of the initial number of units times (ii) the percentage determined by interpolating between 100% and 200%, based on the relationship between actual performance and target-level performance for that goal.

For the first two years following the grant of the award, the number of units subject to the award will be the initial number of units. If the Company's net income goal is not met, or if none of the other goals is met at the threshold level or above, all units under the award will be forfeited. Otherwise, the number of units subject to the award during the third year following the award will be the number of units (if any) that are eligible for vesting after application of the foregoing vesting rules and those units will vest effective as of the end of the second full fiscal year after the grant, except as otherwise provided below.

If a participant's employment terminates before the end of the first full fiscal year after the grant as a result of a termination without cause, retirement or disability (all as defined in the Plan) or death, then effective as of the end of the first full fiscal year after the grant, a number of units will vest, equal to (i) the number of units (if any) that become eligible for vesting pursuant to the vesting rules above, times (ii) a fraction, the numerator of which is the number of days from the beginning of the fiscal year in which the award was granted through the participant's date of termination, and the denominator of which is 730. If the participant's employment terminates after the end of the first full fiscal year but before the end of the second full fiscal year after the grant as a result of a termination without cause, retirement, disability or death, effective as of the end of the first full fiscal year after the grant, a number of units subject to this award shall vest, equal to the number of units (if any) that become eligible for vesting pursuant to the vesting rules above. If the participant's employment terminates before the end of the second full fiscal year after the grant for any other reason, all units subject to the award will be forfeited.

Upon the occurrence of a change of control, the number of units subject to an award will vest in full and be settled by delivery of shares in a single lump sum. For this purpose, the number of units subject to an award will be determined pursuant to the vesting rules above as of the date of such change of control, except that if the date of the change of control is after the end of the first full fiscal year after the grant and before the second anniversary of the grant, the adjustments to the number of units required under the vesting rules above will apply effective as of the date of such change of control. In addition, if a termination of employment occurs before the date of such change of control, the termination provisions described above will also apply.

ITEM 9.01. Financial Statements and Exhibits.

(c) Exhibit 10.1 Form of Terms and Conditions of Option Grant Under the Monsanto Company Long-Term Incentive Plan, as amended and restated, as of October 2004 (incorporated by reference to Exhibit 10.16.2 of the Form 10-K for the period ended August 31, 2004, File No. 1-16767).

     Exhibit 10.2 Form of Terms and Conditions of Restricted Stock Unit Grant Under the Monsanto Company Long-Term Incentive Plan, as amended and restated, as of October 2004 (incorporated by reference to Exhibit 10.16.4 of the Form 10-K for the period ended August 31, 2004, File No. 1-16767).


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 4, 2004

                                  MONSANTO COMPANY



                                  By:      /s/ Jennifer L. Woods
                                      ------------------------------------------
                                      Name:  Jennifer L. Woods
                                      Title:  Assistant Secretary

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                                  EXHIBIT INDEX

Exhibit
Number            Description
-------           -----------

10.1 Form of Terms and Conditions of Option Grant Under the Monsanto Company Long-Term Incentive Plan, as amended and restated, as of October 2004 (incorporated by reference to Exhibit
              10.16.2 of the Form 10-K for the period ended August 31, 2004, File No. 1-16767).

10.2 Form of Terms and Conditions of Restricted Stock Unit Grant Under the Monsanto Company Long-Term Incentive Plan, as amended and restated, as of October 2004 (incorporated by reference to Exhibit 10.16.4 of the Form 10-K for the period ended August 31, 2004, File No. 1-16767).